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                                                                     EXHIBIT 23

                              ETEC SYSTEMS, INC.

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-33645, 333-00390, 333-00386, 333-00352,
333-00388, and 333-00392) of Etec Systems, Inc. of our report dated August 27, 1997 appearing on page 27 of the Annual Report on Form 10-K for the year ended July 31, 1997.

Price Waterhouse LLP

San Jose, California
October 23, 1997